UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	333-237507	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11505 Burnham Dr., Suite 301

Gig Harbor, Washington 98332

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	HCDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 2, 2020, Harbor Custom Development, Inc. (the “Company”) completed its purchase of 98 residential lots in Bremerton, Washington (the “Olympic Acquisition”) from Olympic Views, LLC (“Olympic”), and issued the closing payment of $3,430,000.

As previously disclosed in the Registration Statement on Form S-1 (File No. 333-237507), as amended (the “Registration Statement”), on February 14, 2020, the Company entered into a Purchase and Sale Agreement with Olympic for the Olympic Acquisition, the closing of which was contingent on the completion of the Company’s initial public offering, which closed on September 1, 2020 and from which the Company used a portion of the proceeds to pay the purchase price.

Sterling Griffin, the Company’s Chief Executive Officer and President, owns 50% of Olympic, and as a result, Mr. Griffin has an interest in the purchase price for the Olympic Acquisition being paid.

The foregoing description of the Olympic Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement that was filed as Exhibit 10.15 of the Registration Statement, as amended, and incorporated herein by reference.

Item 8.01 Other Events

The disclosure in Item 2.01 is incorporated herein by reference. On September 3, 2020, the Company announced that it had closed on the Olympic Acquisition. A copy of the press release announcing the closing of the Olympic Acquisition is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development, Inc., dated September 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: September 9, 2020	By:	/s/ Sterling Griffin
Sterling Griffin Chief Executive Officer